EXHIBIT 24.1

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2004, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated: March 11, 2004	/s/ Jerry Box

Jerry Box, Director

WITNESSES:

/s/ Edah Keating

Edah Keating

/s/ Del Lancaster

Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2004, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated: March 11, 2005	/s/ William Thomas Ballantine William Thomas Ballantine

WITNESSES:

/s/ Edah Keating

Edah Keating

/s/ Del Lancaster

Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2004, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated: March 11, 2005	/s/ David P. Hunt David P. Hunt, Director

WITNESSES:

/s/ Edah Keating

Edah Keating

/s/ Del Lancaster

Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2004, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated: March 11, 2005	/s/ Alan J. Kaufman Alan J. Kaufman, Director

WITNESSES:

/s/ Edah Keating

Edah Keating

/s/ Del Lancaster

Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2004, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated: March 11, 2005	/s/ James H. Stone James H. Stone, Director

WITNESSES:

/s/ Edah Keating

Edah Keating

/s/ Del Lancaster

Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2004, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated: March 11, 2005	/s/ Roger C. Stull Roger C. Stull, Director

WITNESSES:

/s/ Edah Keating

Edah Keating

/s/ Del Lancaster

Del Lancaster

POWER OF ATTORNEY
WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K
OF NEWPARK RESOURCES, INC.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of NEWPARK RESOURCES, INC., does hereby constitute and appoint James D. Cole and/or Matthew W. Hardey, his true and lawful attorney and agent to do any and all acts and things and execute, in the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting the seal of Newpark Resources, Inc., or otherwise), any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Newpark Resources, Inc. to comply with the Securities Exchange Act of 1934 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 2004, including specifically but without limitation thereto, power and authority to sign the name of the undersigned (whether on behalf of Newpark Resources, Inc., or as a Director of Newpark Resources, Inc., or by attesting to the seal of Newpark Resources, Inc., or otherwise) to the Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, or any of the exhibits filed therewith, or any amendment or application for amendment of the Annual Report on Form 10-K, or any of the exhibits filed therewith, and to attest the seal of Newpark Resources, Inc. thereon and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set forth opposite his name.

Dated: March 11, 2004	/s/ F. Walker Tucei, Jr.
F. Walker Tucei, Director

WITNESSES:

/s/ Edah Keating

Edah Keating

/s/ Del Lancaster

Del Lancaster